Exhibit 99.(j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Credit Suisse Emerging Markets Equity Fund (a series of Credit Suisse Opportunity Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm and Counsel in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, NY
February 27, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Credit Suisse Floating Rate High Income Fund (a series of Credit Suisse Opportunity Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm and Counsel in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, NY
February 27, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Credit Suisse Managed Futures Strategy Fund (a series of Credit Suisse Opportunity Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm and Counsel in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, NY
February 27, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Credit Suisse Multialternative Strategy Fund (a series of Credit Suisse Opportunity Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm and Counsel in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, NY
February 27, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Credit Suisse Strategic Income Fund (a series of Credit Suisse Opportunity Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm and Counsel in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, NY
February 27, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Credit Suisse Volaris US Strategies Fund (a series of Credit Suisse Opportunity Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm and Counsel in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, NY
February 27, 2015